Trade and other payables	12 Months Ended
Dec. 31, 2022
Trade and other payables [abstract]
Trade and other payables
Trade and other payables
Trade and other payables represent liabilities for goods and services provided to the Group prior to the end of the reporting period, which are unpaid. Trade and other payables are presented as current liabilities unless payment is not due within 12 months after the reporting period. Trade and other payables are recognised initially at fair value and subsequently measured at amortised cost using the effective interest rate method. Trade payables are non-interest bearing and are normally settled between 60 to 70 days.
The Group participates in various programmes and arrangements with customers designed to increase the sale of our products. The costs of these programmes are recorded as deductions from revenue. Among the programmes are arrangements under which allowances can be earned by customers for attaining agreed upon sales levels or for participating in specific marketing programmes. When these allowances are paid in arrears, the Group accrues the estimated amount to be paid based upon historical customer experience, the programme’s contractual terms, expected customer performance and/or estimated sales volume. The costs of these off-invoice customer marketing costs totalled €5.2 billion, €4.1 billion and €3.2 billion for 2022, 2021 and 2020, respectively.
The following table summarises trade and other payables as at the dates presented:

	Year ended 31 December
	2022	2021
	€ million	€ million
Trade accounts payable(A)	2,221	1,691
Accrued customer marketing costs	1,348	1,160
Accrued deposits	288	264
Accrued compensation and benefits	500	482
Accrued taxes(B)	253	220
Other accrued expenses	442	420
Total trade and other payables	5,052	4,237
(A)Includes amounts of €212 million (2021: €266 million) which are part of a supply chain finance programme facilitated by the Group. The programme permits suppliers to elect on an invoice by invoice basis to receive a discounted payment from the partner bank earlier than the agreed payment terms with the Group. If a supplier makes this election, the value and the due date of the invoice payable by the Group remains unchanged.